Amendment No. 1

                       FUEL SUPPLY AGREEMENT

    Amendment No. 1, dated as of April 1, 1988, to the Fuel Supply Agreement, executed and effective as of November 18, 1987 (the "Fuel Agreement"), between Phillips Coal Company, a Nevada corporation ("Phillips"), and Texas-New Mexico Power Company, a Texas corporation ("TNP").

    WHEREAS, the parties hereto have previously entered into the Fuel Agreement, pursuant to the terms and conditions of which Phillips has agreed to sell and deliver Lignite to TNP and TNP has agreed to purchase and receive Lignite from Phillips; and

     WHEREAS,  the  parties  hereto  desire  to  amend  the   Fuel
Agreement as hereinafter provided.

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Definitions. All terms not defined herein shall have the meanings ascribed to them in the Fuel Agreement.

     2. Amendments. Exhibit B to the Fuel Agreement is hereby amended by deleting the Depiction of Point of Delivery appearing therein and substituting therefor the Depiction of Point of Delivery as of April 1, 1988, attached hereto.

     3. Fuel Agreement. Except as expressly amended hereby, the Fuel Agreement shall continue in full force and effect in accordance with the terms and provisions thereof.

     4. Governing Law. This Amendment No. 1 shall be governed by and construed in accordance with the laws of the State of Texas.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their duly authorized officers as of the date first above written.

                                 PHILLIPS COAL COMPANY

                                 By:  \s\ C.B. Friley


                                 Title: President

                  TEXAS-NEW MEXICO POWER COMPANY



                        By: \s\ James M. Tarpley

                   Title:  President and Chief

                               Operating Officer

                    Agreed and entered into for purposes of
Section 11.03:

                    PHILLIPS PETROLEUM COMPANY

                                By:  K. F. Smalley

                                Title: Sr. Vice President








                                 2

CHART

DESCRIPTION:

Point of Delivery shown as a circular area approximately 400 feet in diameter and approximately 200 feet southeast of coordinates N3,139,958.54, E3,139,958.54 when utilizing the Texas Plane Coordinate System.